UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

 JAMF HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333- 239535	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 1100 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)

(612) 605-6625

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2020, Jamf Holding Corp. (the “Company”) priced  the initial public offering (“IPO”) of its common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $26.00 per share (the “IPO Price”, pursuant to the Company’s registration statement on Form S-1 (File No. 333-239535), as amended (the “Initial Registration Statement”) and the Company’s registration statement on Form S-1 (File No. 333- 239991) (the 462(b) Registration Statement, and together with the Initial Registration Statement, the “Registration Statements”). On July 21, 2020, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the selling shareholders party thereto (the “Selling Shareholders”), Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Barclays Capital Inc. (the “Representatives”), as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the (i) Company agreed to offer and sell 13,500,000 shares of its Common Stock at the IPO Price and (ii) the Selling Shareholders agreed to offer and sell 4,500,000 shares of Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 2,700,00 shares of Common Stock from the Selling Shareholders, which was exercised by the Underwriters in whole. The offering closed and the shares were delivered on July 24, 2020.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statements:

•	a Director Nomination Agreement, dated as of July 24, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein; and

•	a Registration Rights Agreement, dated as of July 24, 2020, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statements and as described therein.

Item 3.02 Unregistered Sales of Equity Securities.

Concurrently with the Company’s IPO, the Company issued and sold 85,880 shares of its Common Stock to certain of its named executive officers, certain of its other employees and its independent directors at the IPO Price for aggregate consideration of approximately $2.2 million in a private placement (the “Private Placement”).

The shares issued in Private Placement are restricted securities, as defined in Rule 144, promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which were sold without registration thereunder in reliance on the exemption from registration afforded by 506(c) of Regulation D promulgated under the Act.

No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in the Private Placement. The Private Placement did not involve a public offering. The investors represented that they had such knowledge and experience in financial and business matters and in investments of this type that they were capable of evaluating the merits and risks of the shares and of making an informed investment decision with respect thereto.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2020, Betsy Atkins and David Breach were appointed to the Company’s board of directors. Information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors and the compensation plans in which such directors participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934) in the Registration Statement.

On July 24, 2020, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 21, 2020 the Company adopted the Jamf Holding Corp. Omnibus Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2020, the Company’s Second Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On July 24, 2020, the Company issued a press release announcing the closing of the offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of July 21, 2020, among Jamf Holding Corp., the selling shareholders party thereto and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Barclays Capital Inc., as representatives for the underwriters named therein.

3.1	Second Amended and Restated Certificate of Incorporation of Jamf Holding Corp., dated July 24, 2020.
3.2	Amended and Restated Bylaws of Jamf Holding Corp., dated July 24, 2020.
4.1	Registration Rights Agreement, dated July 24, 2020, by and among the Company and the other signatories party thereto.
10.1	Director Nomination Agreement, dated as of July 24, 2020, by and among the Company and the other signatories party thereto.
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.13 to Jamf Holding Corp.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 29, 2020).
10.3	Jamf Holding Corp. Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to Jamf Holding Corp.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 24, 2020).
99.1	Press Release, dated July 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.

Date: July 27, 2020	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	General Counsel